NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD MAY 19, 2000

TO THE SHAREHOLDERS OF NETVOICE TECHNOLOGIES CORPORATION:

NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders (the "Meeting") of NetVoice Technologies Corporation, a Nevada corporation (the "Company") will be held at 9:00 a.m., on May 19, 2000, at The Westin Galleria, 3rd Floor, Ballroom III, 13340 Dallas Parkway, Dallas, TX 75240, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

     1.   To elect 3 Directors of the Company;

     2. To vote on a proposal to approve the NetVoice Technologies Corporation 2000 Stock Plan (the "Plan"); and

     3. To transact such other business as may be properly brought before the meeting and any adjournments thereof.

     This Proxy Statement and the accompanying Proxy Card will be mailed to the Company's Shareholders on or about April 27, 2000.

     Only holders of record of the Company's Common Stock at the close of business on April 24, 2000 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

     A majority of the outstanding shares of Common Stock of the Company must be represented at the meeting to constitute a quorum. Therefore, all shareholders are urged either to attend the meeting or to be represented by proxy. If a quorum is not present at the meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy. If a majority of the shareholders present or represented by proxy vote for adjournment, it is our intention to adjourn the meeting until a later date and to vote proxies received at such adjourned meeting(s).

     All Shareholders, whether or not they expect to attend the Meeting in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.


BY ORDER OF THE BOARD OF DIRECTORS.

                              William Bedri
                              Secretary

Dallas, Texas
April 27, 2000

                             PROXY STATEMENT
                                   OF
                    NETVOICE TECHNOLOGIES CORPORATION

                     ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON MAY 19, 2000

                           GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by our Board of Directors (our "Board" or our "Board of Directors") of NetVoice Technologies Corporation ("us", "our" or "we") of proxies to be voted at our Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 19, 2000 at 9:00 a.m. at The Westin Galleria, 3rd Floor, Ballroom III, 13340 Dallas Parkway, Dallas, TX 75240, and at any adjournment thereof. Each shareholder of record at the close of business on April 24, 2000 of shares of our Common Stock, par value $0.001 per share (the "Common Stock"), will be entitled to one vote for each share so held. As of April 24, 2000, there were 13,416,600 shares of Common Stock issued and outstanding.

     Shares represented by properly executed proxy cards received by us at or prior to the Annual Meeting will be voted according to the instructions indicated on the proxy card. Unless contrary instructions are given, the persons named on the proxy card intend to vote the shares so represented FOR (i) the election of nominees for directors; and (ii) the approval of the 2000 Stock Plan.

     As to any other business which may properly come before the meeting, the persons named on the proxy card will vote according to their judgment. Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to our Secretary, or by voting in person at the Meeting. Any written notice revoking a proxy should be sent to: Secretary, NetVoice Technologies Corporation, 13747 Montfort Drive, Suite 250, Dallas, TX 75240. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to Shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and Employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection. This Proxy Statement and the enclosed proxy card are expected to be first sent to our shareholders on or about April 27, 2000.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting. Shares not voting as a result of a proxy marked abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. If a quorum is not present at the meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy. If a majority of the shareholders present or represented by proxy, vote for adjournment, it is our intention to adjourn the meeting until a later date and to vote proxies received at such adjourned meeting(s).

     Shares will not be counted as part of the vote on any business at the Meeting on which the Shareholder has abstained.

     The Company's Annual Report to Shareholders for the fiscal year ended December 31, 1999 is being mailed simultaneously to the Company's
Shareholders, and contains financial information constituting a part of this proxy soliciting materials.


                  SHARES OUTSTANDING AND VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Company's $0.001 par value voting common stock, with each share entitled to one vote. Only Shareholders of record at the close of business on April 24, 2000 are entitled to notice of and to vote at the Meeting or any adjournment thereof. On April 24, 2000 the Company had 13,416,600 shares of its $0.001 par value voting common stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. No fractional shares are presently outstanding.

     A majority of the Company's outstanding voting common stock represented in person or by proxy shall constitute a quorum at the Meeting. The nominees for director receiving the most votes for their election will be elected director, providing a quorum is present. The affirmative vote of a majority of shares represented at the meeting, providing a quorum is present, is necessary to approve the 2000 Stock Plan. Abstentions and broker non-votes have no effect on the election of directors or the vote to approve the Plan.


      DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS

                          ELECTION OF DIRECTORS
                        (Proposal 1 of the Proxy)

     Our Directors are elected annually by the shareholders to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected. Our Articles of Incorporation, as amended, provide that the number of members of our Board of Directors shall be not less than one and not more than nine. Our current number of Directors is three. Our Board is recommending that our three current directors be re-elected. If any nominee becomes unavailable for any reason, a substitute nominee may be proposed by our Board and the shares represented by proxy will be voted for any substitute nominee. We have no reason to expect that any nominee will become unavailable. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting is required for the election of directors.

     At the Annual Meeting, the shares of Common Stock represented by proxies will be voted in favor of the election of the nominees named below unless otherwise directed.

               NOMINEES FOR ELECTION AS DIRECTORS TO SERVE
                        UNTIL NEXT ANNUAL MEETING

     The following information with respect to Directors and Executive Officers is furnished pursuant to Item 401(a) of Regulation S-B.

Name                     Age       Position
----                     ---       --------

Jeffrey Rothell          37        Director, President and Chief Executive
                                   Officer
William Bedri            60        Director and Secretary
Garth Cook               34        Director, Chief Financial Officer and
                                   Treasurer

     JEFFREY ROTHELL, PRESIDENT, CEO AND DIRECTOR. Mr. Rothell has been NVT's President and the Chief Executive Officer since August 1, 1999 and the Company's President since January 2000 and a Director since March 2000. Mr. Rothell has 15 years of operations and marketing experience in telecommunications companies. From 1989 to 1997, Mr. Rothell served as president of Security Telecom Corp. (a $20 million corporation). In 1997 he partnered in the sale of Security Telecom to Evercom Inc., which became the largest inmate telephone provider in the United States with $225 million in annual revenue in 1998, retaining Security Telecom as the corporate hub for a venture capital roll-up of the correctional institution telecommunications business. Mr. Rothell's experience encompasses planning, design, development and management, operations management, operational integration of merger & acquisitions, sales and marketing, product management and software design and development. Several of the companies to which Mr. Rothell is an affiliate may also compete with the Company now, or in the future, in the Internet telephony business. Mr. Rothell holds 600,000 shares of Common Stock and no options to acquire any additional shares. Mr. Rothell devotes 100% of his time to the Company.

     WILLIAM BEDRI, DIRECTOR AND SECRETARY. Mr. Bedri has been a Director of the Company since August 13, 1998 and the Secretary since January 2000. Mr. Bedri has 25 years of experience in sales and marketing management in the telecommunications and computer industries. From January 1995 to August 1998, Mr. Bedri was with Brooks Fiber Communication as Director of National Accounts for Resale Services in their Western Region. From 1988 to 1995, Mr. Bedri was with ComSystems as Branch Manager of the Los Angeles and San Fernando Valley offices. In 1984, Mr. Bedri was with Digital Computer Graphic (DCG) as partner and Vice President of Sales and Marketing. DCG sold graphic design computers to the architectural and building industries in the United States. Mr. Bedri spent 10 years with Western Union in marketing and sales management for Telex and TWX services. Mr. Bedri received a Bachelor of Science Degree from Rutgers University in 1976. Mr. Bedri holds 800,000 shares of Common Stock and options to acquire 600,000 additional shares. Mr. Bedri devotes approximately 50% of his time to the Company.

     GARTH COOK, CFO, TREASURER AND DIRECTOR. Mr. Cook has been the Chief Financial Officer and Treasurer since August 1, 1999 and a Director since
March 2000. Mr. Cook is a Certified Public Accountant with separate bachelor degrees in finance and accounting from University of New Orleans, awarded in 1988. He previously worked for Deloitte and Touche LLP where he specialized in the audits of publicly traded companies. In 1993, he left Deloitte and Touche to become regional controller for Chemfix Technologies
Inc. where he was
responsible for the completion of public filings and budgets. In 1994, Cook joined the telecommunications industry as CFO of a company focusing on international arbitrage and prepaid calling services which was sold in 1998. He has extensive experience in the telecommunications industry from financial, sales and operational perspectives, and extensive experience in the public markets. Several of the companies to which Mr. Cook is an affiliate may also compete with the Company now, or in the future, in the Internet telephony business. Mr. Cook beneficially owns 600,000 shares of Common Stock and no options. Mr. Cook devotes 100% of his time to the Company.

     There is no family relationship among or between any of our Directors.

     All directors will hold office until the next annual meeting of shareholders.

     All of our officers hold office at the discretion of our Board of Directors. There is no arrangement or understanding among or between any such officer or any person pursuant to which such officer is to be selected as one of our officers.

RESIGNATION OF DIRECTORS

     On March 13, 2000, the Company was notified that the state of Pennsylvania had entered a Cease and Desist Order on December 7, 1999 against William D. Yotty and indirectly against James Chambas as a Director of Paystar Communications, Inc. The Cease and Desist Order alleged that these individuals and others were selling unregistered securities in the state of Pennsylvania and elsewhere. Although Messrs. Yotty and Chambas intend to vigorously defend this action, they deemed it to be in the best interests of the Company to resign as Directors of the Company and discontinue any direct relationship with the Company except as shareholders as of March 20, 2000.


      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
            ELECTION OF EACH OF THE NOMINEES SET FORTH ABOVE.

BOARD OF DIRECTORS AND COMMITTEES

     During fiscal year 1999 our Board of Directors met on 5 occasions either in person or by phone or in lieu thereof acted by consent.

     We intend to establish an audit committee, a compensation committee and a technology committee. It is anticipated the initial members of the compensation committee will be Messrs. Bedri and Cook. The audit committee will be initially composed of Mr. Rothell, assisted by Mr. Garth Cook, as our Chief Financial Officer, and the members of the technology committee will be Messrs. Bedri, Rothell and McEvilly. The audit committee will oversee the retention, performance and compensation of the independent public accountants, and the establishment and oversight of such systems of internal accounting and auditing control as it deems appropriate. The compensation committee will review and approve the compensation of our executive officers, including payment of salaries, bonuses and incentive compensation, determine our compensation policies and programs, and administer our stock option plans. The technology committee will review and evaluate current technology as it relates to the Company's business.

We anticipate that we will add two additional independent members to our Board and the committees during the upcoming fiscal year.

COMPENSATION OF DIRECTORS

     The Company had no arrangements pursuant to which any Director of the Company was compensated during the year ended December 31, 1999, for services as a Director. All Directors are reimbursed for reasonable expenses incurred in connection with their attendance at Board meetings. Members of the Board of Directors have been granted options and have received shares of our Common Stock as described elsewhere.


                       APPROVAL OF 2000 STOCK PLAN
                        (Proposal 2 of the Proxy)

     The 2000 Stock Plan is an important element of the Company's program to align employee motivation with our shareholders' interest and to provide appropriate equity compensation to employees. The following is a summary of the plan's principal features. A copy of the plan is printed as Appendix A to this Proxy Statement.

SUMMARY OF THE 2000 STOCK PLAN

     PURPOSE. The purpose of the 2000 Stock Plan (the "Plan") is to enable the Company and its Subsidiary to retain and attract executives, employees, consultants and non-employee directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

     ELIGIBILITY. Under the Plan, Officers, employees, non-employee Directors and Consultants of the Company or its Subsidiary who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiary are eligible to be granted Stock Option awards under the Plan. The Plan permits the granting of Options that qualify for treatment as incentive stock options under Code Section 422 ("Incentive Stock Options") and Options that do not qualify as Incentive Stock Options ("Non-Qualified Stock Options"). Only officers (who are employees) and other employees shall be eligible to receive Incentive Stock Options.

     STOCK SUBJECT TO PLAN. The total number of shares of Stock reserved and available for distribution under the Plan is 2,000,000. Such shares may consist, in whole or in part, of authorized and unissued shares and treasury shares, including shares which may become treasury shares as a result of purchases of outstanding shares which may be made from time to time by the Company. In the event of certain changes in the Company's capitalization or structure, an appropriate adjustment will be made to the number, kind or exercise price of shares as to which Options may thereafter be granted and as to the number of shares covered by unexercised outstanding Options. If any shares that have been optioned under this Plan cease to be subject to Options, are forfeited or such award otherwise terminates without Stock being issued or in the event that shares issued under the Plan are acquired by the Company pursuant to a right of repurchase or right of first refusal, such shares shall be available for distribution in connection with future awards under the Plan.

     ADMINISTRATION. The Plan will be administered by the Board of Directors or by a Committee of not less than two directors, who shall be appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board. The Committee shall have the power and authority to grant Stock Options to eligible persons, pursuant to the terms of the Plan. The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan; and to otherwise supervise the administration of the Plan. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

     TERMS OF OPTIONS. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 85% of the Fair Market Value of the Stock on the date of the grant of the Option. In no event shall the option price per share of Stock purchasable under an Incentive Stock Option be less than 100% of the Fair Market Value of the Stock on the date of the grant of the option. If a participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary, the option price shall be no less than 110% of the Fair Marker value of the Stock on the date the option is granted.

     Stock Options shall be exercisable at such times or times as determined by the Committee at or after the grant. If the participant is not an officer, director or Consultant of the Company, the Options shall become exercisable at least as rapidly as 20% per year over the five year period commencing on the date of the grant.

     Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either be certified or bank check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law.

     No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionees's lifetime, only by the optionee.

     The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of the grant.

     AMENDMENT AND TERMINATION. Unless earlier terminated by the Board, the Plan will terminate ten years after the effective date. The Board may at any time modify or discontinue the Plan. No amendment or modification shall be made (i) which would impair the rights of an optionee or participant under a Stock Option theretofore granted or which would cause an optionee's or participant's existing Incentive Stock Option to no longer qualify as an Incentive Stock Option, without the optionee's or participant's consent, or (ii) which, without approval of the shareholders of the Company, would cause the Plan to no longer comply with
(A) the rules promulgated by the Securities and Exchange Commission under authority granted in Section 16 of the Securities Exchange Act of 1934, as amended, (B) Section 422 of the Code or (C) any other statutory or regulatory requirements.

FEDERAL INCOME TAX CONSEQUENCES

     Based on current provisions of the Code and of the regulations issued thereunder, the anticipated federal income tax consequences with respect to Options granted under the Plan are described below. However, participants should consult with their own tax advisors with respect to the tax consequences (both state and federal) of participation in the Plan.

     The 2000 Stock Plan is not a tax-qualified retirement plan under Code
Section 401(a) nor is it subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

     INCENTIVE STOCK OPTIONS. No taxable income is recognized by an employee upon the grant or exercise of the Incentive Stock Option. Correspondingly, the Company is not entitled to an income tax deduction as the result of the grant or exercise of an Incentive Stock Option. Any gain or loss resulting from the sale of shares of Common Stock acquired upon exercise of an Incentive Stock Option will be long-term capital gain or loss if the sale is made after the later of (1) two years from the date of its grant or (2) one year from the date of its exercise ("Exercise Date").

     If the Common Stock is sold to another person prior to the expiration of the holding periods described in the above sentence ("Disqualifying Disposition"), the employee will generally recognize ordinary income in the year of the sale in an amount equal to the difference between (1) the exercise price of the option (the "Option Price"), and (2) the lesser of the fair market value of the shares of Common Stock on (a) the Exercise
Date or (b) the date of the Disqualifying Disposition. The Company will be entitled to an income tax deduction equal to the amount taxable to the employee. Any excess gain recognized by the employee upon the Disqualifying Disposition would be taxable as a capital gain, either as long-term or short-term depending upon whether the shares of Common Stock have been held for more than one year prior to the Disqualifying Disposition.

     The amount by which the fair market value of the Common Stock on the Exercise Date exceeds the Option Price constitutes an item of tax preference that may be subject to alternative minimum tax in the year that the Incentive Stock Option is exercised, depending on the facts and circumstances.

     NON-QUALIFIED STOCK OPTIONS. No taxable income will be recognized by the employee and the Company will not be entitled to a deduction at the time of the grant of a Non-Qualified Stock Option. Upon exercise of a Non-Qualified Stock Option, the employee generally will recognize ordinary income and the Company will be entitled to an income tax deduction in the amount by which the fair market value of the shares of Common Stock issued to the employee at the time of the exercise exceeds the Option Price. This income constitutes "wages" with respect to which the Company is required to deduct and withhold federal income tax.

     Upon the subsequent disposition of shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option, the employee will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and the fair market value of the shares on the Exercise Date. If the shares have been held for more than one year at the time of the disposition, the capital gain or loss will be long-term.

     TAX RATES. The current maximum federal tax rate for long-term capital gain is 20%. The current marginal rate for ordinary federal income tax can be as much as 39.6%. Short-term capital gains are generally taxed as ordinary income.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN
                 FAVOR OF APPROVING THE 2000 STOCK PLAN.


         EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

     Set forth below in the table are the names, ages and current offices held by all executive officers of the Company.

Name                     Age       Position
----                     ---       --------

William Bedri            60        Secretary and Director
Jeffrey Rothell          37        President, Chief Executive Officer and
                                   Director
Garth Cook               34        Chief Financial Officer, Treasurer and
                                   Director

     Executive officers of the Company are elected by and serve at the discretion of the Board. None of the executive officers has any family relationship to any nominee for Director or to any other executive officer of the Company. A description of the business experience of the Company's executive officers is set forth under Nominees For Election As Directors To Serve Until Next Annual Meeting. A brief description of the business experience of key employees is set forth below.

KEY EMPLOYEES

     MAYA CROTHERS, VICE PRESIDENT OF MARKETING AND BUSINESS DEVELOPMENT OF NVT. Ms. Crothers has been Vice President of Marketing and Business Development of our subsidiary NVT since August 15, 1999. Ms. Crothers earned her undergraduate degree in Mechanical Engineering and International Studies from the University of Michigan and went on to join Westinghouse Electric's Power Generation Business Unit. In 1993 she became the Regional Sales Engineer for the Houston office where she negotiated over $100 million in power equipment sales and was awarded the Westinghouse Market Leader Award for Sales & Marketing efforts. She completed her masters in business administration at the Wharton Business School in 1996, when she began work as a consultant to Bain & Company until becoming a full time employee of the Company. Ms. Crothers has experience in several industries and a variety of initiatives including marketing and sales strategies, engineering and process design, acquisition feasibility, due diligence, complexity reduction, customer loyalty and supplier management. Several of the companies to which Ms. Crothers is an affiliate may also compete with the Company now, or in the future, in the Internet telephony business. Ms. Crothers holds 120,000 shares of Common Stock and no options to acquire additional shares.

     DAVE MCEVILLY, VICE-PRESIDENT OF INFORMATION TECHNOLOGY OF NVT. Mr. McEvilly has been Vice-President of Information Technology of our subsidiary NVT since August 15, 1999. Mr. McEvilly has numerous certificates in Computer Science and has an extensive background in network and data. From 1989-1991, Mr. McEvilly served as the Software Configuration Manager for Intellicall's Vending Department where he oversaw all service installation and support and configuration management for call routing and billing. In 1991, he became the Director of Software for ATMC. In 1993 Mr. McEvilly joined Security Telecom as Director of Information Services to develop the LEMS (Law Enforcement Management Systems) product and was responsible for product development, video imaging and digital solutions for the Corrections Industry. In 1997, when Security Telcom was purchased by Evercom, Inc., Mr. McEvilly was responsible for all corporate infrastructure, WAN connectivity, data management, application and development management for back office systems, integrating technologies across 14 acquisitions and management of 150 local areas of LEMS. Several of the companies to which Mr. McEvilly is an affiliate may also compete with the Company now, or in the future, in the Internet telephony business. Mr. McEvilly holds 100,000 shares of Common Stock and no options to acquire additional shares.


                         EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding compensation paid to our Chief Executive Officer and those other individuals who serve as executive officers at the end of fiscal 1999 who earned in excess of $100,000 as compensation for services rendered on our behalf.

                           Annual Compensation        Long Term Compensation Awards
                      --------------------------------------------------------------
  Name                                                 Restricted                All
  And                                                    Stock     Options/     Other
Principal                      Salary      Bonus        Award(s)     SARs    Compensation
Position              Year(1)   ($)         ($)           ($)        (#)        ($)(2)
--------              ------  -------      -----        -------      ----      --------

Jeffrey W. Rothell,    1999   $78,000     $      0      $50,000      -0-        $1,200
President and Chief    1998   $     0     $      0        -0-        -0-        $    0
Executive Officer      1997   $     0     $      0        -0-        -0-        $    0

Garth Cook,            1999   $78,000     $      0      $50,000      -0-        $1,200
Chief Financial        1998   $     0     $      0        -0-        -0-        $    0
Officer                1997   $     0     $      0        -0-        -0-        $    0

________________________
(1) Messrs. Rothell and Cook commenced their employment in August 1999. Pursuant to their employment agreements each received 600,000 shares of Common Stock valued at $1.00 per share. Initially, they received 100,000 shares valued at $.50 with the remainder vesting over the next year through January 1, 2001.
(2) The Company pays Messrs. Rothell and Cook's health insurance of approximately $100 per month.

(3) No other Company executive officer will earn in excess of $100,000, considering all forms of compensation, in the upcoming fiscal year ending December 31, 2000.

STOCK OPTIONS

OPTIONS GRANTED

     The following table sets forth the options that have been granted to those persons listed in the Summary Compensation Table as of December 31, 1999.

                            Option/SAR Grants
                            -----------------
                            Individual Grants
--------------------------------------------------------------------------
       (a)                (b)          (c)             (d)          (e)

                                    % of Total
                       Options/    Options/SARs      Exercise
                         SARs       Granted to       or Base
                       Granted       Employees        Price       Expiration
     Name                (#)      in Fiscal Year    ($/Share)       Date
     ----              -------    --------------    --------        ----

Jeffrey W. Rothell        0             0%             $0            0
Garth Cook                0             0%             $0            0
______________________________


COMPENSATION OF DIRECTORS

     The Company had no arrangements pursuant to which any director of the Company was compensated during the year ended December 31, 1999, for services as a Director. All Directors are reimbursed for reasonable expenses incurred in connection with their attendance at Board meetings. Members of the Board of Directors have been granted options and have received shares of our Common Stock as described elsewhere.

EMPLOYMENT CONTRACTS

     In August 1999, the Company entered into one (1) year employment agreements with Mr. Jeffrey Rothell, our President and Chief Executive Officer and Mr. Garth Cook, our Chief Financial Officer and Treasurer. Each individual receives $78,000 per year in salary. In addition, each received 100,000 shares of Common Stock upon signing of their agreements and will each receive an additional 350,000 shares of Common Stock on January 1, 2000 with three (3) quarterly bonuses of 50,000 shares in March 2000, June 2000 and January 2001. The Company also pays each individual's health insurance.

STOCK OPTIONS

DIRECTOR OPTIONS

     In January 1999, our Board of Directors issued to Mr. Bedri 600,000 options to purchase our Common Stock exercisable at $1.00 per share. All currently outstanding options are exercisable for five years. At that time, two former Directors also each received 600,000 options to purchase Common Stock exercisable at $1.00 per share.


    SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

     The following table sets forth information with respect to the beneficial ownership of our outstanding Common Stock as of March 24, 2000 by:

     * each person who is the beneficial owner of more than 5% of our common stock;

     *    each of our Directors;

     * each of our named Executive Officers in the summary compensation table;

     *    all of our named Executive Officers and Directors as a group.


                                   Amount and Nature of
Name and Address of Shareholder    Beneficial Ownership(1)   Percent of Class
-------------------------------    --------------------      ----------------
William Bedri(2)                         1,400,000                6.00%
13747 Montfort Dr., Suite 250
Dallas, Texas  75240

Jeffrey Rothell(3)                         600,000                4.50%
13747 Montfort Dr., Suite 250
Dallas, Texas  75240

Garth Cook(4)                              600,000                4.50%
13747 Montfort Dr., Suite 250
Dallas, Texas  75240

Maya Crothers(5)                           120,000                0.90%
13747 Montfort Dr., Suite 250
Dallas, Texas  75240

                                   12

Dave McEvilly                              100,000                0.70%
13747 Montfort Dr., Suite 250
Dallas, Texas  75240

Ron Howard                                 900,000                6.70%
13747 Montfort Dr., Suite 250
Dallas, Texas  75240

William D. Yotty(6)                      3,810,000                23.9%
13747 Montfort Dr., Suite 250
Dallas, Texas  75240

Jim Chambas(7)                           1,700,000                8.20%
13747 Montfort Dr., Suite 250
Dallas, TX  75240

All Officers and Directors as a          2,600,000               14.90%
 group (3 persons)

________________________
(1) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.
(2) Mr. Bedri is the beneficial owner of options to purchase 600,000 shares of Common Stock.
(3) Mr. Rothell may be deemed the beneficial owner of 600,000 shares of Common Stock although pursuant to his employment agreement he receives his shares over the next year and a half.
(4) Mr. Cook may be deemed the beneficial owner of 600,000 shares of Common Stock although pursuant to his employment agreement he receives his shares over the next year and a half.
(5) Ms. Crothers may be deemed the beneficial owner of 120,000 shares of Common Stock.
(6) Mr. Yotty, a former Director, is the beneficial owner of options to purchase 600,000 shares of Common Stock.
(7) Mr. Chambas, a former Director, is the beneficial owner of options to purchase 600,000 shares of Common Stock.


             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We believe that all of the transactions set forth below were made on an arms-length basis. All future transactions between us and our Officers, Directors, Principal Stockholders and affiliates will be approved by a majority of the Board of Directors, including a majority of outside Directors, and will continue to be on terms no less favorable to us than could be obtained from unaffiliated.

     In August 1998, we entered into a Merger and Plan of Reorganization with NVT, Inc. wherein we issued 3,000,000 shares of our Common Stock to Messrs. Bedri, Chambas, Yotty and other shareholders of NVT, Inc. After the merger, these individuals became Officers and Directors of the Company and collectively own 2,555,000 shares of Common Stock.

     In October 1998, we purchased two (2) long distance customer bases from Quantum Communications, Inc. a company owned by Mr. William Yotty, one of our former Directors, for $110,000 and $60,000, respectively. Because of the geographical location of the customer bases compared to our network, we sold these bases to Nationwide Hospitality, Inc. ("Nationwide") in December 1999 for a total of $175,000 for the forgiveness of a note to Jim Chambas, a former Director, for $175,000. The Company still owes the former Director $96,000. The note is non-interest bearing and the original proceeds were used to fund the working capital of the Company. Nationwide is owned by our former Director Jim Chambas and as such, may be deemed to be an affiliate. Due to the related nature of this transaction, it may not be deemed to be as favorable as might be obtained in a non-related transaction.

            COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     To the Company's knowledge, during the fiscal period ended December 31, 1999, the Company's Officers and Directors complied with all applicable
Section 16(a) filing requirements. This statement is based solely on a review of the copies of such reports furnished to the Company by its Officers and Directors and their written representations that such reports accurately reflect all reportable transactions.


                          INDEPENDENT AUDITORS

     Deloitte & Touche, LLP currently serves the Company as independent auditors. Representatives of Deloitte & Touche, LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from Shareholders.

     In December 1999, we engaged the accounting service of Deloitte & Touche, LLP as our auditors for the fiscal year ending December 1999. Previously, Schvanevedt & Company were the Company's auditors and provided accounting services until their dismissal in December 1999. Schvanevedt & Company's report on the financial statements for the last year did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles except that their previous reports contained their opinion as to the uncertainty as to our viability as a going concern. The decision to change auditors was unanimously approved by the Company's the Board of Directors in December 1999. There were no disagreements with Schvanevedt & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Schvanevedt & Company's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with their reports.

                             OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of persons voting them.


                             ANNUAL REPORTS

     The Company's 1999 Annual Report is enclosed. The Company will provide without charge to any shareholder of record as of April 24, 2000 who requests in writing, a copy of the Company's 1999 Annual Report or the 1999 Annual Report on Form 10-K (without exhibits), including financial statements and financial statement schedules, filed with the Securities and Exchange Commission. Any such request should be directed to NetVoice Technologies Corporation, 13747 Montfort Drive, Suite 250, Dallas, Texas 75240, ATTENTION: GARTH COOK.


                   SUBMISSION OF STOCKHOLDER PROPOSALS

     Any shareholder who wishes to present a proposal for action at the 2001 Annual Meeting and who wishes to have it set forth in the corresponding proxy statement and identified in the corresponding form of proxy prepared by management must notify the Company no later than January 19, 2001 in such form as required under the rules and regulations promulgated by the Commission.


                         BY ORDER OF THE BOARDS OF DIRECTORS,



April 27, 2000

THE BOARD OF DIRECTORS HOPES THAT SHAREHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

                               APPENDIX A

                    NETVOICE TECHNOLOGIES CORPORATION
                    ---------------------------------
                             2000 STOCK PLAN
                             ---------------


          SECTION 1.  General Purpose of Plan; Definitions.
                      ------------------------------------

          The name of this plan is the NetVoice Technologies Corporation 2000 Stock Plan (the "Plan"). The purpose of the Plan is to enable NetVoice Technologies Corporation (the "Company") and its Subsidiaries to retain and attract executives, employees (whether full or part-time), consultants and non-employee directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

          For purposes of the Plan, the following terms shall be defined as set forth below:

               a    "BOARD" means the Board of Directors of the Company.

               b. "CAUSE" means (i) a felony conviction of the participant or the failure of the participant to contest prosecution for a felony, (ii) the participant's willful misconduct or dishonesty in connection with his employment, (iii) the participant's breach of any proprietary information agreement, covenant not to compete, employment contract or similar agreement with the Company, or (iv) the participant's continued failure to perform his duties after written notice of such failure

               c. "CHANGE IN CONTROL" means: (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who are not shareholders of the Company immediately prior to such merger, consolidation or reorganization or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets. A transaction shall not constitute a Change in Control if its sole purpose is to create a holding company that will be owned in substantially the same proportions by persons who held the Company's securities immediately before such transaction.

               d.   "CODE" means the Internal Revenue Code of 1986, as amended.

               e. "COMMITTEE" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

               f. "COMPANY" means NetVoice Technologies Corporation, a corporation organized under the laws of the State of Nevada (or any successor corporation).

               g. "CONSULTANT" means a person or entity who performs bona fide services for the Company, a Parent Corporation or a Subsidiary as a consultant, adviser or other independent contractor excluding employees and Non-Employee Directors.

               h. "DISABILITY" means permanent and total disability within the meaning of Section 22(e)(3) of the Code as determined by the Committee in its absolute discretion.

               i. "DISINTERESTED PERSON" shall have the meaning set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

               j. "FAIR MARKET VALUE" means the value of the Stock on a given date as determined by the Committee in accordance with the Treasury Department regulations applicable to "incentive stock options" within the meaning of Section 422 of the Code.

               k. "INCENTIVE STOCK OPTION" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

               l. "NONQUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a "Nonqualified Stock Option."

               m. "NON-EMPLOYEE DIRECTOR" means any member of the Board who is not an employee of the Company, any Parent Corporation or Subsidiary.

               n. "PARENT CORPORATION" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Stock Option, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

               o. "REPORTING COMPANY" shall mean a company which has any class of equity security (other than an exempt security) registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

               p. "STOCK" means the Common Stock of the Company and any other securities of the Company which may hereafter become subject to Stock Options pursuant to Section 8.

               q. "STOCK APPRECIATION RIGHT" means the right pursuant to an award granted under Section 6 below to surrender to the Company all or a portion of a Stock Option in exchange for an amount equal to the difference between
                    (i) the Fair Market Value, as of the date such Stock Option or such portion thereof is surrendered, of the shares of Stock covered by such Stock Option or such portion thereof, and (ii) the aggregate exercise price of such Stock Option or such portion thereof.

               r. "STOCK OPTION" or "OPTION" means any option to purchase shares of Stock granted pursuant to Section 5 below.

               s. "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          SECTION 2.  Administration.
                      --------------

          The Plan shall be administered by the Board of Directors or by a Committee of not less than two directors, who shall be appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board. At all times after the Company becomes a Reporting Company, all members of the Committee or Board of Directors (if no Committee has been appointed) must be Disinterested Persons.

          The Committee shall have the power and authority to grant Stock Options to eligible persons, pursuant to the terms of the Plan.

          In particular, the Committee shall have the authority:

                  (i) to select the officers, other employees, Non-Employee Directors and Consultants of the Company to whom Stock Options may from time to time be granted hereunder;

                  (ii) to determine whether and to what extent Incentive Stock Options and Nonqualified Stock Options, or a combination of the foregoing, are to be granted hereunder;

                  (iii) to determine the number of shares to be covered by each such award granted hereunder;

                  (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option and/or the shares of Stock relating thereto) and to amend such terms and conditions (including, but not limited to, any amendment which accelerates the vesting of any award); and

                  (v) subject to the provisions of the Plan to determine whether, to what extent, and under what circumstances, Stock Options may be exercised following termination of employment.

          The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate its authority to the President and/or the Chief Executive Officer of the Company for the purpose of selecting employees who are not officers or directors of the Company for purposes of clause (i) above.

          All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

          SECTION 3.  Stock Subject to Plan.
                      ---------------------

          The total number of shares of Stock reserved and available for distribution under the Plan shall be 2,000,000 shares, subject to increase or decrease as provided in Section 8. Such shares may consist, in whole or in part, of authorized and unissued shares and treasury shares, including shares which may become treasury shares as a result of purchases of outstanding shares which may be made from time to time by the Company. If any shares that have been optioned under this Plan cease to be subject to Options, are forfeited or such award otherwise terminates without Stock being issued or in the event that shares issued under the Plan are acquired by the Company pursuant to a right of repurchase or right of first refusal, such shares shall be available for distribution in connection with future awards under the Plan.

          SECTION 4.  Eligibility.
                      -----------

          Officers, employees, Non-Employee Directors and Consultants of the Company or its Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Option awards under the Plan; provided that only officers (who are employees) and other employees shall be eligible to receive Incentive Stock Options. The optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.

          SECTION 5.  Stock Options.
                      -------------

          Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

          The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. No Stock Options shall be granted under the Plan on or after the tenth anniversary of the effective date of the Plan.

          The Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options, or both types of options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Nonqualified Stock Option.

          Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such Option as an Incentive Stock Option; provided the optionee consents in writing to the modification or amendment.

          Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

               (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 85% of the Fair Market Value of the Stock on the date of the grant of the Option. In no event shall the option price per share of Stock purchasable under an Incentive Stock Option be less than 100% of the Fair Market Value of the Stock on the date of the grant of the option. If a participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted.

               (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

               (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times as determined by the Committee at or after grant. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time. Installment exercise restrictions may be based upon the lapse of time, the attainment of specified performance goals, or a combination of each. If the participant is not an officer, director or Consultant of the Company, the Options shall become exercisable at least as rapidly as 20% per year over the five year period commencing on the date of grant.

               (d) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law. If permitted in each case by the Committee, in its sole discretion, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee (based on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted. If the terms of an option so permit, or the Committee agrees, in its sole discretion, an optionee may elect to pay all or part of the option exercise price by having the Company withhold from the shares of Stock that would otherwise be issued upon exercise that number of shares of Stock having a Fair Market Value equal to the aggregate option exercise price for the shares with respect to which such election is made. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 10.

               (e) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

               No Option or interest therein may be transferred, assigned, pledged or hypothecated by a participant during the participant's lifetime, whether by operation of law or otherwise, or made subject to execution, attachment or similar process.

               (f) TERMINATION UPON DEATH. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee or by the heirs of the optionee under the laws of descent and distribution, for a period of one year (or such shorter period (not less than six months) as the Committee shall specify at grant) from the date of such death or until the expiration of the stated term of the option, whichever period is shorter.

               (g) TERMINATION BY REASON OF DISABILITY. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year (or such shorter period (not less than six months) as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter.

               (h) OTHER TERMINATION OF EMPLOYMENT. If an optionee's employment by the Company, any Subsidiary or Parent Corporation terminates for any reason other than death or Disability, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at such termination, but may not be exercised after 30 days after the date of such termination of employment (or such longer (not to exceed three months for Incentive Stock Options) period as the Committee shall determine at or after grant) or the expiration of the stated term of the option, whichever period is the shorter; provided, however, that if the optionee's employment is terminated for Cause, all rights under the Stock Option shall terminate and expire upon such termination unless the Committee elects to extend the exercise period (at any time at or after grant), provided that for Incentive Stock Options such extensions shall not go beyond the stated termination date of the Option or three months after the date of termination of employment, whichever is earlier.

               (i) CONDITION TO EXERCISE. Notwithstanding any other provision of the Plan, all Options shall be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of any Option or Stock subject to any Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body or the disclosure of material information about the Company, is necessary or desirable as a condition of, or in connection with, any Option or the issuance or purchase of Stock subject thereto, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or disclosure shall have been effected or obtained free of any condition not acceptable to the Committee. If because of the foregoing restrictions an Option cannot be exercised during any part of the 30-day period provided for under subparagraph (h) above after a termination of employment (other than as a result of death or Disability and other than for Cause), the period during which any Option held by the terminated employee may be exercised shall be extended by the amount of time during such 30-day period that the Option could not be exercised as a result of the restriction set forth above in this subparagraph;

provided that in no event will Incentive Stock Options be exercisable after the stated termination date of the Option or three months after the date of termination of employment, whichever is earlier.

               (j) NON-EMPLOYEE OPTIONS. The Company shall have the right to grant Nonqualified Stock Options to Non-Employee Directors or Consultants. in which event references to termination of employment in the Plan shall refer to the termination of engagement of a Consultant or the resignation, death, disability, removal, refusal to serve or failure to re-elect a Non-Employee Director.

               (k) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. The aggregate Fair Market Value (determined as of the date the Option is granted) of the Common Stock with respect to which Incentive Stock Options (under this Plan and any other plan of the Company, any Subsidiary or Parent Corporation) are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

               (l) RESTRICTIONS ON TRANSFER OF SHARES. Any shares issued upon exercise of an Option may be made subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine and which are set forth in the Stock Option Agreement. In the case of a participant who is not an officer, director or Consultant of the Company, (i) any right to repurchase at the original exercise price must lapse at least as rapidly as 20% per year over a five year period commencing on the date the Option is granted, (ii) any repurchase right may be exercised only for cash or for cancellation of indebtedness incurred in purchasing the shares issued upon exercise of the Option, and (iii) any such right may only be exercised within 90 days after the later of the termination of the participant's service or the date the Option is exercised.

               (m) CHANGE IN CONTROL. If the Company is subject to a Change in Control as a result of its sale, transfer or other disposition of all or substantially all of its assets, the Company may, upon at least 15 days prior written notice to participants, elect to cancel all outstanding Options upon consummation of the sale, transfer or other disposition. If the Company is subject to a Change in Control involving a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation as provided in Section 8 and, if such agreement does not provide for the continuation of outstanding Options by the Company (if it is a surviving corporation), the assumption of the Plan and outstanding Options by the surviving corporation or its parent or the substitution by the surviving corporation or its parent of options with substantially the same terms, then all outstanding Options will terminate upon consummation of merger or consolidation. In the event of the termination of all outstanding Option in connection with a Change in Control, all outstanding Options shall be exercisable in full (without regard to any installment exercise provisions) for a period of at least 15 days prior to such termination, but in no event will any Option be exercisable after its stated term or after the period of time provided for following a termination of employment or service.

          SECTION 6.  Transfer; Leave of Absence. etc.
                      -------------------------------

          For purposes of the Plan, the following events shall not be deemed a termination of employment:

               (a) a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

               (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety
(90) days (or such longer period as the Committee may approve, in its sole discretion; provided that the period of leave for Incentive Stock Options cannot exceed 90 days unless the optionee's right to return to work is guaranteed by law or agreement); provided that, in the case of any leave of absence, the employee returns to work on the day after the last day of such leave unless he is terminated earlier by the Company.

          SECTION 7.  Amendments and Termination.
                      --------------------------

          The Board may (a) amend, alter or discontinue the Plan, (b) modify, amend, extend or assume outstanding Options or accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price but no amendment, modification, extension, assumption, cancellation or discontinuation shall be made (except those specifically permitted under other provisions of this Plan) (i) which would impair the rights of an optionee or participant under a Stock Option theretofore granted or which would cause an optionee's or participant's existing Incentive Stock Option to no longer qualify as an Incentive Stock Option, without the optionee's or participant's consent, or (ii) which, without the approval of the shareholders of the Company, would cause the Plan to no longer comply with
(A) the rules promulgated by the Securities and Exchange Commission under authority granted in Section 16 of the Securities Exchange Act of 1934, as amended, if the Company is then a Reporting Company, (B) Section 422 of the Code or (C) any other statutory or regulatory requirements.

          SECTION 8.  Changes in the Company's Capital Structure.
                      ------------------------------------------

          The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or any other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          If the Company effects a stock split or reverse stock split, declares a dividend on its Common Stock payable in securities of the Company, otherwise effects a reclassification or recapitalization whereby the holders of its Common Stock receive other securities in exchange for or as a distribution on the Common Stock without the payment of any consideration therefor, or effects a merger where the Company is the surviving corporation and which provides for the continuation of outstanding Options, then (a) the number, class and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such manner as to entitle the optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class or classes of shares as he would have received had he exercised his Option in full immediately prior to the applicable date for the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of stock then reserved for ("Prior Shares") the number and class of shares of stock that would have been received by the holder of record of the Prior Shares as the result of the event requiring the adjustment.

          If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, outstanding Options shall be subject to the agreement of merger or consolidation which without the participant's consent may provide for: (i) the continuation of outstanding Options by the Company ( if it is the surviving corporation),
(ii) the assumption of the Plan and outstanding Options by the surviving corporation or its parent, (iii) the substitution by the surviving corporation or its parent of options with substantially the same terms for the outstanding Options or (iv) if a Change of Control is involved, the termination of outstanding Options in accordance with paragraph (m) of
Section 5. If the agreement of merger or consolidation provides for the assumption of the Plan and outstanding Options by the surviving corporation or its parent, the assuming corporation shall be entitled to the benefit of and shall be assigned any right of repurchase, right of first refusal, market standoff or other restriction or agreement with respect to the stock issued or issuable upon exercise of Options.

          Except as specifically provided in this Section, (i) a participant shall have no rights by reason of the payment of any dividend or any other increase or decrease in the number of shares of stock of any class, and (ii) any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to any Option.

          SECTION 9.  Indemnification of the Board.
                      ----------------------------

          The Company will, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any Option or Options granted hereunder by reason of the fact that such person is or was at any time a director of the Company or a member of the Committee against judgments, fines, penalties, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding. This right of indemnification shall inure to the benefit of the heirs, executors and administrators of each such person and is in addition to all other rights to which such person may be entitled by virtue of the Bylaws of the Company or as a matter of law, contract or otherwise.

          SECTION 10.  General Provisions.
                       ------------------

               (a) The Committee may require each person receiving and exercising a Stock Option under the Plan to sign an investment letter at the time of receipt of the Stock Option and upon each exercise, which investment letter will be in the form approved by the Committee from time to time. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

               (b) Subject to paragraph (d) below, recipients of Options under the Plan are not required to make any payment or provide consideration in connection with the grant of an Option.

               (c) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval (if such approval is required); and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

               (d) Each participant shall, no later than the date as of which any part of the value of an award or exercise first becomes includible as compensation in the gross income of the participant for Federal state or local income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award or exercise. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and any Parent Corporation or Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award or purchase under the Plan, if the written terms of such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award or purchase by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this Section 10(d). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

               (e) The Committee may require in connection with the grant of a Stock Option that the participant agree that in connection with an underwritten registration of the offering of any securities of the Company under the Securities Act of 1933, as amended, that the participant will not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to any shares of Common Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date of the registration statement of the Company filed under Act as may be requested by the Company or the representative of the underwriters. The provision may further permit the Company to impose stock transfer orders and require the participant to escrow his shares in connection with such public offering at the request of the Company or representative of the underwriters and may require the participant to sign an underwriter's form of lock-up agreement.

               (f) The Company may hold in escrow any shares issued upon exercise of an Option as long as such shares are subject to any repurchase option, right of first refusal, market standoff or other restriction on their sale or transfer.

               (g) Each year, the Company shall furnish to holders of Options and participants who have received stock upon exercise of Options, its balance sheet and income statement (which need not be audited); provided that the Company need not provide its balance sheet or income statement to any person whose duties with the Company assure them of access to equivalent information.

               (h) This Plan and all determinations made and actions taken pursuant hereto shall be governed by the internal laws of the State of Nevada without giving effect to the principles of conflict of laws.

          SECTION 13.  Effective Date of Plan.
                       ----------------------

          The Plan shall be effective on January 20, 2000 (the date of approval by the Board of Directors), but must be approved within one year after the effective date by a vote of the holders of a majority of the votes attributable to the capital stock of the Company present and entitled to vote at an Annual or Special Meeting of the Company's shareholders or by written consent of the holders of a majority of the votes attributable to all outstanding capital stock of the Company. The Plan shall expire (unless terminated earlier) ten years after the effective date. Awards may be granted under the Plan prior to shareholder approval, provided such awards are made subject to shareholder approval being obtained prior to the first anniversary of the effective date, and all such awards are rescinded if shareholder approval is not obtained prior to the first anniversary of the effective date.

PROXY                                                               PROXY
-----                                                               -----


                    NETVOICE TECHNOLOGIES CORPORATION
                   SOLICITED BY THE BOARD OF DIRECTORS
          FOR THE ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD
                              MAY 19, 2000

The undersigned hereby constitutes and appoints Mr. Jeffrey Rothell and Mr. Garth Cook, and each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote all of the undersigned's shares of the $.001 par value common stock of NetVoice Technologies Corporation, a Nevada corporation at the Annual Meeting of Shareholders to be held at The Westin Galleria, 3rd Floor, Ballroom III, 13340 Dallas Parkway, Dallas, Texas 75240, at 9:00 a.m., on May 19, 2000, and any and all adjournments thereof, for the following purposes:

Proposal 1:    To approve the three nominees
               to the Board of Directors:

                                             FOR    AGAINST    ABSTAIN

               Jeffrey Rothell              [   ]    [   ]      [   ]

               William Bedri                [   ]    [   ]      [   ]

               Garth Cook                   [   ]    [   ]      [   ]

Proposal 2:    To approve the NetVoice
               Technologies Corporation
               2000 Stock Plan              [   ]    [   ]      [   ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN
ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

                              The undersigned hereby acknowledges
                              receipt of the Notice of the Annual
                              Meeting of Shareholders and Proxy
                              Statement furnished therewith.

                              Dated: _____________, 2000


                              __________________________________________


                              __________________________________________
                                   Signature(s) of Shareholder(s)

                              Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NETVOICE TECHNOLOGIES CORPORATION. PLEASE SIGN AND RETURN THIS PROXY TO NETVOICE TECHNOLOGIES CORPORATION, 13747 MONTFORT DRIVE, SUITE 250, DALLAS, TEXAS 75240. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.